Exhibit 10.1

STOCK REPURCHASE AND RELEASE AGREEMENT

This Stock Repurchase and Release Agreement (the “Agreement”), dated as of August 7, 2014, is made by and between Advanced Cell Technology, Inc., a Delaware corporation (the “Company”) and Optimus Life Sciences Capital Partners, LLC (including its designees, successors and assigns, “Stockholder”).

WHEREAS, Stockholder is the holder of 750 shares (the “Shares”) of the Series B Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”);

WHEREAS, Stockholder has issued to the Company secured promissory notes on or after March 2, 2010 (collectively, the “Note”) in consideration for receiving securities of the Company;

WHEREAS, Stockholder desires to sell and transfer all of the Shares held thereby and to the Company, and the Company desires to purchase such Shares in exchange for the cancellation of all of the debt represented by the Note (the “Repurchase”);

WHEREAS, as a condition precedent to Repurchase, each party is requiring that the other party confirm that there are no differences between the parties by agreeing to release the other party from any and all legal claims; and

WHEREAS, it is the desire of the parties hereto to enter into this Agreement to effect the Repurchase as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual obligations, representations and warranties set forth herein, the parties hereto agree as follows:

1. Sale and Purchase of Shares. Effective as of the date hereof, the Company hereby purchases from Stockholder, and Stockholder hereby sells to the Company, the Shares, in consideration for (i) the full and final cancellation of the debt (including interest) represented by the Note and (ii) $25,000, payable by the Company to the Stockholder or its designee in immediately available funds by wire transfer. The Company hereby agrees that the Note is cancelled and of no further force and effect as of the date hereof, no amounts are owed by the Stockholder to Company, and the Stockholder has no further or surviving obligations under the Note. Concurrently with the execution of this Agreement, the Company shall surrender to the Stockholder the Note for cancellation by the Company. Each party hereby agrees to execute and deliver such other instruments and documents as the other party may reasonably request to effect or evidence the Repurchase, the cancellation of the Note, and the other transactions contemplated hereunder.

2. Representations and Warranties.

(a) Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to the Company as follows:

(i) Ownership. Stockholder is the beneficial and record owner of the Shares.

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(ii) No Liens. Stockholder has not created or granted any liens, encumbrances, restrictions, options, warrants, rights to purchase and claims of any kind (other than restrictions on transfer under applicable federal and state securities laws) with respect to the Shares, and upon repurchase of the Shares Stockholder will deliver and transfer to the Company record and beneficial ownership of the Shares, free of all liens, encumbrances, restrictions and claims of any kind (other than restrictions on reissuance under applicable federal and state securities laws).

(iii) Enforceability. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(iv) Information. Stockholder has received all the information Stockholder considers necessary or appropriate for deciding whether to enter into this Agreement and consummate the transactions contemplated hereby (including, without limitation, the sale of the Shares). Stockholder has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects and financial condition of the Company and its subsidiaries, including, without limitation, any strategic transaction, public securities offering, private financing transaction (whether debt or equity), merger, consolidation, recapitalization, reclassification, reorganization, change of control transaction, sale of assets or securities, liquidation or similar transaction which have been, are being or may be contemplated by the Company or any of its subsidiaries, including, without limitation, a dividend that the Company intends to pay on or about the date hereof.

(v) Tax Consequences. Stockholder has had an opportunity to review the federal, state, provincial and local tax consequences of the Repurchase and the transactions contemplated by this Agreement with its own tax advisors. Stockholder is relying solely on such advisors and not on any statements or representations of the Company or any of its affiliates. Stockholder understands that Stockholder (and not the Company) shall be responsible for any and all tax liabilities of Stockholder that may arise as a result of the Repurchase.

(b) Representations and Warranties of the Company. The Company hereby represents and warrants to Stockholder as follows:

(i) Authority. The Company has all necessary corporate power and authority under its certificate of incorporation, as amended and in effect on the date hereof, to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Repurchase. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by its board of directors and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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(ii) No Liens. The Company has not created or granted any liens, encumbrances, restrictions, options, warrants, rights to purchase and claims of any kind (other than restrictions on transfer under applicable federal and state securities laws) with respect to the Note, and upon cancellation of the Note no party will have any claim of right in such Note.

3. Releases of Claims.

(a) The Company agrees that the consideration set forth in this Agreement represents settlement in full of all outstanding obligations owed by to it by the Stockholder and its current and former officers, directors, investors, attorneys, stockholders, managers, supervisors, agents, employees, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations and assigns (the “Stockholder Releasees”). The Company, on its own behalf, hereby fully and forever releases the Stockholder Releasees, from, and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that the Company may possess arising from any omissions, acts or facts that have occurred up until and including the date hereof including, without limitation:

(i) any and all claims relating to or arising from the Note (other than the obligations incurred by the parties under this Agreement);

(ii) any and all claims relating to or arising from the Company’s relationship with the Stockholder and the termination of that relationship;

(iii) any and all claims relating to, or arising from, the Stockholder’s right to purchase, or actual purchase of securities of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(iv) any and all claims under the law of any jurisdiction including, but not limited to claims based upon or relating to: discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; invasion of privacy; or conversion;

(v) any and all claims for violation of the federal, or any state, constitution; and

(vi) any and all claims for attorneys’ fees and costs.

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The Company and the Stockholder agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

The Company acknowledges and agrees that any breach of any provision of this Agreement shall constitute a material breach of this Agreement. Except as provided by law, the Company shall be responsible to the Stockholder for all costs, attorneys’ fees and any and all damages incurred by the Stockholder defending against a claim or suit brought or pursued by Stockholder in violation of this provision.

(b) The Stockholder agrees that the consideration set forth in this Agreement represents settlement in full of all outstanding obligations owed by to it by the Company and its current and former officers, directors, investors, attorneys, stockholders, managers, supervisors, agents, employees, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations and assigns (the “Company Releasees”). The Stockholder, on its own behalf, hereby fully and forever releases the Company Releasees, from, and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that the Stockholder may possess arising from any omissions, acts or facts that have occurred up until and including the date hereof including, without limitation:

(i) any and all claims relating to or arising from the Shares (other than the obligations incurred by the parties under this Agreement);

(ii) any and all claims relating to or arising from the Stockholder’s relationship with the Company and the termination of that relationship;

(iii) any and all claims relating to, or arising from, the Stockholder’s right to purchase, or actual purchase of securities of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(iv) any and all claims under the law of any jurisdiction including, but not limited to claims based upon or relating to: discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; invasion of privacy; or conversion;

(v) any and all claims for violation of the federal, or any state, constitution; and

(vi) any and all claims for attorneys’ fees and costs.

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The Company and the Stockholder agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

The Stockholder acknowledges and agrees that any breach of any provision of this Agreement shall constitute a material breach of this Agreement. Except as provided by law, the Stockholder shall be responsible to the Company for all costs, attorneys’ fees and any and all damages incurred by the Company defending against a claim or suit brought or pursued by Company in violation of this provision.

4. Miscellaneous.

(a) Non-Disclosure. Except as required by law, neither the Company nor Stockholder shall publicly disclose the existence of this Agreement or any facts related to the transactions contemplated hereby without the prior written consent of the other party.

(b) Repurchased Shares Cancelled. Immediately following the Repurchase, the Shares shall be cancelled and shall lose all previously applicable rights, preferences and privileges (including, but not limited to, any and all shareholder and voting rights).

(c) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws, but not the laws pertaining to choice or conflicts of laws, of the State of Delaware.

(d) Entire Agreement; Modification; Waiver. This Agreement and the documents and agreements delivered pursuant hereto and referred to herein constitute the entire agreement between the parties pertaining to the repurchase of the Shares and supersede all prior and contemporaneous agreements, representations, and undertakings of the parties insofar (and only to the extent) that they relate to the Shares and the Claims released hereunder. Notwithstanding the foregoing, this Agreement shall not supercede any agreement between Stockholder and the Company pursuant to which Stockholder has agreed (i) to keep information regarding the Company and its subsidiaries confidential, (ii) not to compete with the Company or any of its subsidiaries or solicit the Company’s or any of its subsidiaries’ employees or customers, or (iii) that govern the ownership of any intellectual property developed by Stockholder during Stockholder’s employment with the Company (if and to the extent Stockholder ever was an employee of the Company). No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both parties with respect to the subject matter hereof. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

(e) Severability. Any provision of this Agreement that is invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.

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(f) Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Except as contemplated by the foregoing sentence, this Agreement may not be assigned by any party hereto.

(g) Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

ADVANCED CELL TECHNOLOGY, INC.

By: /s/ Edward Myles
Name: Edward Myles
Title: Chief Operating Officer & Chief Financial Officer

STOCKHOLDER:

Optimus Life Sciences Capital Partners, LLC

By: /s/ Terren Peizer
Name: Terren Peizer
Title: Managing Director

[Signature Page to Stock Repurchase and Release Agreement]